Exhibit 10.1

CHARLIE’S HOLDINGS, INC.

Subscription Agreement

This Subscription Agreement (the “Agreement”) is by and between Charlie’s Holdings, Inc., a Nevada corporation (the “Company”) and the undersigned investor (the “Investor”) and is the date the Company executed the signature page hereto (the “Effective Date”). The Investor and the Company are collectively referred to herein as the “parties” or “each party”.

Recitals

WHEREAS, the Company is offering shares of its common stock, par value $0.001 per share (the “Common Stock”), to accredited Investors as follows:

Security:	Common Stock.

Offering Size:	Up to $1,750,000.

Valuation:	The Shares will be sold at a price of $0.20 per share (the “Purchase Price”).

Use of Proceeds:	Proceeds from the offering will be used by the Company to amend certain PMTAs and for working capital purposes.

Target Closing Date:	Rolling closing on or prior to May 20, 2026.

Restrictions on Transfers:	The Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any other securities law and may be transferred only upon a registration of such Shares or pursuant to an exemption under applicable securities laws.

Expenses:	Each party hereto shall bear its own expenses in connection with the offering contemplated hereby. For the avoidance of doubt, the Company may pay for its expenses with the proceeds of the offering.

NOW, THEREFORE, IN CONSIDERATION for entering into this Agreement, and for the representations, promises, covenants and releases contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follow:

1.    Recitals. Each party agrees that the Recitals are true and correct and are incorporated into this Agreement and are made part of this Agreement.

2.    Mutual Representations. Each party represents to the other party that the execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate or other action and no further consent or authorization is required. This Agreement has been duly executed, and when delivered in accordance with the terms hereof, will constitute the valid and legally binding obligation of such party, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.    Purchase and Delivery of Shares. The Investor hereby agrees to pay the Company the Purchase Price listed on the signature page hereto within one (1) business day following the execution of this Agreement as follows:

a.	The Purchase Price shall be made by a wire transfer of funds to a bank account specified by the Company in writing; and

b.

The Shares shall be delivered via a book entry account at the Company’s stock transfer agent, which Shares shall contain a restrictive legend specifying that the Shares have not been registered under the Act and may only be sold pursuant to an exemption from such registration.

4.    Private Placement Representations and Warranties of the Investor. The Investor makes the representations and warranties to the Company as of the Effective Date as set forth on Exhibit A.

5.    Indemnification. The Investor acknowledges that the Investor understands the meaning and legal consequences of the representations, warranties, covenants, agreements and restrictions contained in this Agreement and that the truth of these representations, warranties, covenants, agreements and restrictions will be relied upon by the Company, its officers, directors, stockholders, agents and affiliates in accepting the Investor as a lender to or stockholder of, as the case may be, the Company. With regard to the representations, warranties, covenants, agreements and restrictions contained in this Agreement, the Investor hereby agrees to indemnify and hold harmless the Company, its officers, directors, stockholders, agents and affiliates (collectively, the “Indemnified Parties”), from and against any and all loss, damage or liability, together with all costs and expenses including attorneys’ fees and disbursements, which any of the Indemnified Parties may incur by reason of any breach thereof by the Investor and any false, misleading or inaccurate information contained herein.

6.    Survival. All representations, warranties, covenants, agreements and restrictions contained in this Agreement and the indemnification contained in Section 5 shall survive the acceptance of the Investor’s subscription and the dissolution of the Company.

7.    Additional Information. The Investor covenants and agrees to promptly furnish to the Company any and all information concerning the Investor and his/her/its investment in the Company that the Company may from time to time request for the purpose of complying with any federal, state, local or foreign law, statute, rule, regulation or governmental or regulatory requirement, and the Investor warrants and represents that, at the time any such information is furnished to the Company, such information shall be accurate and complete.

8.	Miscellaneous.

a.

This Agreement shall be binding upon and inure to the benefit of the Company and its successors and shall not be assignable by it without the prior written consent of the Investor. This Agreement, upon acceptance by the Company shall, where applicable, be binding upon the Investor and the Investor’s successors and assigns. This Agreement shall not be assignable by the Investor without the prior written consent of the Company.

b.

All notices or other communications given or made hereunder shall be in writing to the Investor at the address set forth on the signature page hereto and to the Company at 1007 Brioso Drive, Costa Mesa, CA 92627.

c.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Investor and Company agree that any action, proceeding, counterclaim, crossclaim, or other dispute relating to, involving, or resulting from this Agreement or the transactions contemplated by this Agreement will be resolved exclusively in any state or federal court of competent jurisdiction located in Orange County, City of Costa Mesa, California, and the Investor waives the right to object to any such forum on any grounds.

d.

Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

e.

This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the party against which any such amendment is being enforced.

f.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts of this Agreement (plus any amendment hereof) may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Any masculine personal pronoun shall be considered to mean the corresponding feminine or neuter personal pronoun, as the context requires.

(Signature Pages Follow)

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned hereunto sets its signature as of the date set forth below.

THE COMPANY:

Charlie’s Holdings, Inc.

By:

Name:

Title:

Date:                            , 2026

INVESTOR:

Name:

By:

Name:

Title:

Date:                            , 2026

Amount to be invested (Purchase Price):         $

Address:

Exhibit A

Investor Representations and Warranties

(a) Understandings or Arrangements. The Investor is acquiring the Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares. The Investor is acquiring the Shares hereunder in the ordinary course of its business. The Investor understands that the Shares are “restricted securities” and have not been registered under the Act or any applicable state securities law and is acquiring such Shares as principal for his, her or its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Act or any applicable state securities law.

(b) Investor Status. At the time the Investor was offered the Shares, it was, and as of the date hereof it is, an “accredited investor” as defined in Regulation D under the Act. Investor became aware of the offering of Shares solely by means of direct contact between the Investor and the Company or a representative of the Company, and the Shares were offered to the Investor solely by direct contact between the Investor and the Company or a representative of the Company.

(c) Experience of the Investor. The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment. The Investor understands the Company has substantial doubt regarding its ability to continue as a going concern due to its financial position.

(d) Access to Information. The Investor acknowledges that it has had the opportunity to review this the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, subsequently filed Quarterly Reports on Form 10-Q and all other filings with the Securities and Exchange Commission and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment, including but not limited to the Company’s current financial position and substantial doubt regarding its ability to continue as a going concern; and (iii) the opportunity to obtain such additional information that is necessary to make an informed investment decision with respect to the investment.